EXHIBIT 99.1

FOURTH QUARTER 2009

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the “10-K”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary / Dividends	9
• Leasing	10 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown / Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Properties Commencing Initial Operations / Rental Property Sales	31
• Summary of Construction Projects	32
• Summary of Land Parcels	33

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	35 – 40
• Market Diversification (MSA’s)	41
• Industry Diversification (Top 30 Tenant Industries)	42
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	43
(b) Square Footage	44
(c) Base Rental Revenue	45
(d) Percentage Leased	46
• Consolidated Property Listing (by Property Type)	47 – 56
• Significant Tenants (Top 50 Tenants)	57 – 58
• Schedules of Lease Expirations (by Property Type)	59 – 63

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

I.  COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.6 billion at December 31, 2009.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 289 properties, primarily class A office and office/flex buildings, totaling approximately 33.2 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2009)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	289
Total Square Feet	33.2 million square feet
Geographic Diversity	Five states and the District of Columbia
New Jersey Presence	23.8 million square feet
Northeast Presence	33.2 million square feet
Common Shares and
Units Outstanding	92.5 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	5.2%
Total Market Capitalization	$5.6 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Roy J. Zuckerberg
Mitchell E. Hersh

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer
Barry Lefkowitz, Executive Vice President and Chief Financial Officer
Roger W. Thomas, Executive Vice President, General Counsel and Secretary
Michael A. Grossman, Executive Vice President
Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Equity Research Coverage

Bank of America Merrill Lynch James C. Feldman (646) 855-5808	ISI Group Steve Sakwa (212) 446-9462
Barclays Capital Ross Smotrich (212) 526-2306	Keefe, Bruyette & Woods, Inc. Sheila K. McGrath (212) 887-7793
Citigroup Michael Bilerman (212) 816-1383	KeyBanc Capital Markets Jordan Sadler (917) 368-2280
Deutsche Bank North America John N. Perry (212) 250-4912	Morgan Stanley Paul Morgan (212) 761-8576
Goldman Sachs & Co. Sloan Bohlen (212) 902-2796	Stifel, Nicolaus & Company, Inc. John W. Guinee, III (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780	UBS Investment Research Ross T. Nussbaum (212) 713-2484

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended December 31, 2009 amounted to $55.3 million, or $0.60 per share.  For the year ended December 31, 2009, FFO available to common shareholders equaled $274.8 million, or $3.11 per share.

Net income available to common shareholders for the fourth quarter 2009 equaled $1.0 million, or $0.01 per share. For the year ended December 31, 2009, net income available to common shareholders amounted to $52.6 million, or $0.71 per share.

Included in net income and FFO for the fourth quarter 2009 was a $16.6 million, or $0.18 per share, non-cash impairment charge. Included in net income and FFO for the year ended December 31, 2009 were non-cash impairment charges totaling $20.0 million, or $0.23 per share, partially offset by a non-cash gain resulting from the reduction of other obligations of $1.7 million, or $0.02 per share.

Excluding the net effect of these items results in net income for the fourth quarter 2009 of $15.1 million, or $0.19 per share, and FFO of $71.8 million, or $0.78 per share, and net income of $68.0 million, or $0.92 per share, and FFO of $293.1 million, or $3.32 per share, for the year ended December 31, 2009.

Total revenues for the fourth quarter 2009 were $194.9 million.  For the year ended December 31, 2009, total revenues amounted to $764.5 million.

All per share amounts presented above are on a diluted basis.

The Company had 78,969,752 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,495,036 common operating partnership units outstanding as of December 31, 2009. The Company had a total of 92,464,788 common shares/common units outstanding at December 31, 2009.

As of December 31, 2009, the Company had total indebtedness of approximately $2.3 billion, with a weighted average annual interest rate of 6.61 percent. The Company had a debt-to-undepreciated assets ratio of 39.8 percent at December 31, 2009. The Company had an interest coverage ratio of 2.4 times for the quarter ended December 31, 2009.

On January 15, 2010, the Company refinanced its $150 million secured loan with The Prudential Insurance Company of America.  The new loan also includes VPCM, LLC, a wholly-owned subsidiary of the Virginia Retirement System, as co-lender. The mortgage loan, which is collateralized by seven properties, is for a 7-year term and carries an effective interest rate of 6.25 percent.

Dividends

In December, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the fourth quarter 2009, which was paid on January 15, 2010 to shareholders of record as of January 6, 2010.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period October 15, 2009 through January 14, 2010.  The dividend was paid on January 15, 2010 to shareholders of record as of January 6, 2010.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing

Mack-Cali’s consolidated in-service portfolio was 90.1 percent leased at December 31, 2009, as compared to 90.0 percent leased at September 30, 2009.

For the quarter ended December 31, 2009, the Company executed 127 leases at its consolidated in-service portfolio totaling 901,468 square feet, consisting of 722,011 square feet of office space and 179,457 square feet of office/flex space. Of these totals, 307,882 square feet were for new leases and 593,586 square feet were for lease renewals and other tenant retention transactions.

For the year ended December 31, 2009, the Company executed 492 leases totaling 3,191,762 square feet, consisting of 2,273,557 square feet of office space, 869,105 square feet of office/flex space, 39,800 square feet of industrial/warehouse space, and 9,300 square feet of retail space. Of these totals, 1,070,811 square feet were for new leases and 2,120,951 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
A&E Distribution, Inc., a subsidiary of retailer A&E Stores, Inc., signed a five-year renewal for 63,400 square feet at Mack-Cali Airport, located at 200 Riser Road in Little Ferry. The 286,628 square-foot office building is 100 percent leased.

-
Law Firm Budd Larner P.C. signed a 13-year, two-month renewal for 54,931 square feet at Mack-Cali Short Hills, located at 150 JFK Parkway in Short Hills. The 247,476 square-foot office building is 100 percent leased.

-	Subsidiaries of Interpublic Group, a marketing and communications firm, signed renewals until 2022 in Parsippany, as follows:

-	Torre Lazur Healthcare Group, Inc. renewed 61,945 square feet at 20 Waterview Boulevard. The 225,550 square-foot office building in Waterview Corporate Center is 100 percent leased.

-	Integrated Communications Corp. renewed 43,101 square feet at Five Sylvan Way. The 151,383 square-foot office building in Mack-Cali Business Campus is 96.5 percent leased.

-	Pace LLC renewed 19,633 square feet at 35 Waterview Boulevard. The 172,498 square-foot office building in Waterview Corporate Center is 90.9 percent leased.

CENTRAL NEW JERSEY:

-
Science Application International Corporation, a scientific, engineering and technology applications company, signed a three-year, three-month renewal for 22,781 square feet at One River Centre, Building Two, in Red Bank. The 120,360 square-foot office building is 100 percent leased.

-
FirstEnergy Service Company, an energy conservation support services company, signed a five-year renewal for 17,497 square feet at One River Centre Building Three, in Red Bank. The 194,518 square-foot office building is 100 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
Allstar Marketing Group LLC, a development, branding, marketing and distribution company, signed a new 10-year lease for 24,883 square feet at 2 Skyline Drive in Mid-Westchester Executive Park in Hawthorne. The 30,000 square-foot office building is 82.9 percent leased.

-
Law firm Goldberg Segalla LLP, signed a new, seven-year, three-month lease for 17,812 square feet at 11 Martine Avenue in Westchester Financial Center in White Plains. The 180,000 square-foot office building is 78.4 percent leased.

-
New York Blood Center Inc. signed a 10-year renewal for 16,920 square feet at 525 Executive Boulevard in Cross Westchester Executive Park in Elmsford. The 61,700 square-foot office/flex building is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

NEW YORK, NEW YORK:

-
Patrolmen’s Benevolent Association of the City of New York and Health and Welfare Fund of the Patrolmen’s Benevolent Association of the City of New York signed a new 16-year, one month lease for 39,069 square feet at 125 Broad Street. Mack-Cali’s ownership interests at the building total 524,476 square feet.

SUBURBAN PHILADELPHIA:

The Township of Moorestown Police Department signed a new, 15,000 square-foot lease for two years at 1245 North Church Street in Moorestown. The 52,810 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Key Financial Data

As of or for the three months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08
Shares and Units:
Common Shares Outstanding	78,969,752	78,554,827	78,334,220	66,424,213	66,419,055
Common Units Outstanding	13,495,036	13,821,755	14,024,755	14,435,743	14,437,731
Combined Shares and Units	92,464,788	92,376,582	92,358,975	80,859,956	80,856,786
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (a)	92,303,037	92,245,107	88,000,033	80,920,580	80,465,797
Weighted Average- Diluted (b)	92,303,037	92,245,107	88,000,033	80,920,580	80,500,825
Common Share Price ($’s):
At the end of the period	34.57	32.33	22.80	19.81	24.50
High during period	36.23	37.63	28.01	23.97	33.31
Low during period	29.31	21.13	18.32	13.73	13.16

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (c)	3,224,537	3,014,578	2,134,041	1,627,632	2,006,777
Total Debt	2,337,437	2,337,875	2,090,433	2,254,121	2,225,475
Total Market Capitalization	5,561,974	5,352,453	4,224,474	3,881,753	4,232,252
Total Debt/ Total Market Capitalization	42.03%	43.68%	49.48%	58.07%	52.58%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,721,637	4,757,236	4,535,045	4,409,128	4,443,922
Gross Book Value of Real Estate Assets	5,186,208	5,184,411	5,158,812	4,937,170	4,963,780
Total Liabilities	2,578,447	2,576,391	2,336,004	2,471,318	2,484,559
Total Equity	2,143,190	2,180,845	2,199,041	1,937,810	1,959,363
Total Revenues	194,904	193,617	189,338	186,666	186,100
Capitalized Interest	297	259	186	660	1,090
Scheduled Principal Payments	438	421	3,794	3,130	4,047
Interest Coverage Ratio	2.42	3.08	3.28	3.08	2.53
Fixed Charge Coverage Ratio	2.34	2.97	2.89	2.71	1.75
Net Income	1,717	22,789	24,625	14,597	(4,948)
Net Income Available to Common Shareholders	1,006	19,087	20,374	12,101	(4,136)
Earnings per Share—diluted	0.01	0.24	0.28	0.18	(0.06)
FFO per Share—diluted (d)	0.60	0.81	0.87	0.84	0.63
Dividends Declared per Share	0.45	0.45	0.45	0.45	0.64
FFO Payout Ratio—diluted (d)	75.16%	55.34%	51.78%	53.48%	101.25%

Portfolio Size:
Properties	289	288	295	294	293
Total Square Footage	33,183,723	33,083,723	33,750,420	33,751,011	33,501,011
Sq. Ft. Leased at End of Period (e) (f)	90.1%	90.0%	90.6%	90.7%	91.3%

(a)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(b)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(c)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(d)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(e)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(f)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,			%
	2009	2008	Change	Change

Total Property Revenues	$174,189	$176,748	$(2,559)	(1.4)

Real Estate Taxes	22,480	19,007	3,473	18.3
Utilities	15,813	18,434	(2,621)	(14.2)
Operating Services	29,185	29,662	(477)	(1.6)
Total Property Expenses:	67,478	67,103	375	0.6

GAAP Net Operating Income	106,711	109,645	(2,934)	(2.7)

Less: straight-lining of rents adj.	2,138	2,958	(820)	(27.7)

Net Operating Income	$104,573	$106,687	$(2,114)	(2.0)

Percentage Leased at Period End	89.8%	91.3%

Total Properties:	255

Total Square Footage:	29,245,361

	For the year ended December 31,			%
	2009	2008	Change	Change

Total Property Revenues	$698,184	$710,088	$(11,904)	(1.7)

Real Estate Taxes	92,728	90,378	2,350	2.6
Utilities	69,446	84,227	(14,781)	(17.5)
Operating Services	105,752	101,935	3,817	3.7
Total Property Expenses:	267,926	276,540	(8,614)	(3.1)

GAAP Net Operating Income	430,258	433,548	(3,290)	(0.8)

Less: straight-lining of rents adj.	3,338	7,301	(3,963)	(54.3)

Net Operating Income	$426,920	$426,247	$ 673	0.2

Percentage Leased at Period End	89.8%	91.3%

Total Properties:	255

Total Square Footage:	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Gramercy Portfolio	Bellemead Portfolio	6	New Jersey	63.0%	786,198	n/a
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road	1	Parsippany, NJ	100.0%	100,000	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	94.0%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2009 and 2008 (dollars in thousands):

	December 31, 2009
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Gramercy Agreement	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$9,560	--	$61,836	$24,884	$73,037	$38,722	--	--	--	$15,265	--	--	$223,304
Other assets	997	--	15,483	4,623	8,631	22,034	--	$1,992	--	1,068	$45,884	$1,758	102,470
Total assets	$10,557	--	$77,319	$29,507	$81,668	$60,756	--	$1,992	--	$16,333	$45,884	$1,758	$325,774
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	-	--	$73,553	$20,764	$90,288	$51,186	--	--	--	$5,007	--	--	$240,798
Other liabilities	$ 532	--	4,458	162	2,589	3,928	--	--	--	--	--	--	11,669
Partners’/members’ capital (deficit)	10,025	--	(692)	8,581	(11,209)	5,642	--	$1,992	--	11,326	$45,884	$1,758	73,307
Total liabilities and partners’/ members’ capital (deficit)	$10,557	--	$77,319	$29,507	$81,668	$60,756	--	$1,992	--	$16,333	$45,884	$1,758	$325,774
Company’s investment in unconsolidated joint ventures, net	$4,935	--	$ 860	$4,104	--	$1,211	--	$1,259	--	$9,599	$12,948	$764	$35,680

	December 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	M-G-G	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,173	--	$62,462	$24,507	$326,912	$41,058	$56,771	--	--	$14,598	--	--	$536,481
Other assets	1,008	$ 20	16,979	4,301	45,391	21,680	495	--	$17,896	789	$43,577	$1,838	153,974
Total assets	$11,181	$ 20	$79,441	$28,808	$372,303	$62,738	$57,266	--	$17,896	$15,387	$43,577	$1,838	$690,455
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$74,852	$20,416	$276,752	$52,800	$43,541	--	--	$7,170	--	--	$475,531
Other liabilities	$ 531	--	3,950	87	23,805	4,156	985	--	--	--	--	--	33,514
Partners’/members’ capital (deficit)	10,650	$ 20	639	8,305	71,746	5,782	12,740	--	$17,896	8,217	$43,577	$1,838	181,410
Total liabilities and partners’/ members’ capital (deficit)	$11,181	$ 20	$79,441	$28,808	$372,303	$62,738	$57,266	--	$17,896	$15,387	$43,577	$1,838	$690,455
Company’s investment in unconsolidated joint ventures, net	$5,248	--	$ 254	$3,929	$92,110	$1,342	$4,024	--	$9,068	$8,300	$13,464	$756	$138,495

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2009 and 2008 (dollars in thousands):

Three Months Ended December 31, 2009
	Plaza			Red Bank			Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate		Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	M-G-G	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$185	--	$10,000	$ 793	--	$2,595	$3,126	--	--	--	$793	--	--	$17,492
Operating and other	(46)	--	(6,105)	(314)	--	(1,692)	(1,625)	--	$1,621	--	(15)	$(1,282)	$(79)	(9,537)
Depreciation and amortization	(153)	--	(1,085)	(421)	--	(1,099)	(891)	--	--	--	(868)	--	--	(4,517)
Interest expense	--	--	(1,133)	(83)	--	(688)	(428)	--	--	--	(127)	--	--	(2,459)

Net income	$(14)	--	$1,677	$ (25)	--	$(884)	$182	--	$1,621	--	$(217)	$(1,282)	$(79)	$ 979
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ (7)	--	$ 848	$ (50)	--	--	$ 28	--	$ 541	--	$(108)	$(385)	$(26)	$ 841

	Three Months Ended December 31, 2008
	Plaza			Red Bank			Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate		Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	M-G-G	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 288	$7,848	$13,204	$ 809	$13,766	--	$1,561	$ 670	--	--	$ 599	--	--	$38,745
Operating and other	(46)	(302)	(7,658)	(272)	(37,907)	--	(1,671)	(1,165)	--	--	(14)	--	--	(49,035)
Depreciation and amortization	(153)	(118)	(1,000)	(148)	(5,904)	--	(2,202)	(470)	--	--	(128)	--	--	(10,123)
Interest expense	--	386	(1,156)	(190)	(4,219)	--	(714)	(544)	--	--	(129)	--	--	(6,566)

Net income	$ 89	$7,814	$3,390	$ 199	$(34,264)	--	$(3,026)	$(1,509)	--	--	$ 328	--	--	$(26,979)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 44	$ 90	$1,695	$ 99	$(28,416)	--	$(613)	$(453)	$ 29	--	$ 164	$(11,858)	--	$(39,219)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2009 and 2008 (dollars in thousands):

Year Ended December 31, 2009
	Plaza			Red Bank			Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate		Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	M-G-G	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$804	--	$35,002	$3,214	$17,582	$7,902	$12,387	$2,153	--	--	$2,579	--	--	$81,623
Operating and other	(192)	--	(23,026)	(1,002)	(7,076)	(4,675)	(6,773)	(2,487)	$1,659	--	(62)	$(10,846)	$(79)	(54,559)
Depreciation and amortization	(612)	--	(4,215)	(871)	(6,493)	(3,073)	(3,966)	(1,206)	--	--	(1,251)	--	--	(21,687)
Interest expense	--	--	(4,592)	(340)	(4,883)	(1,862)	(1,788)	(649)	--	--	(467)	--	--	(14,581)

Net income	--	--	$3,169	$1,001	$(870)	$(1,708)	$(140)	$(2,189)	$1,659	--	$799	$(10,846)	$(79)	$(9,204)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	--	--	$2,856	$ 463	$(916)	--	$(131)	$(4,354)	$ 648	--	$400	$(4,500)	$(26)	$(5,560)

	Year Ended December 31, 2008
	Plaza			Red Bank			Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate		Gramercy	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	M-G-G	Agreement	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$1,131	$9,186	$45,783	$3,205	$51,285	--	$12,924	$2,770	--	--	$2,188	--	--	$128,472
Operating and other	(183)	(1,182)	(26,746)	(906)	(52,213)	--	(8,843)	(3,716)	$(43)	--	(72)	$(34,712)	--	(128,616)
Depreciation and amortization	(614)	(481)	(4,926)	(631)	(20,433)	--	(5,454)	(1,758)	--	--	(511)	--	--	(34,808)
Interest expense	--	(203)	(4,682)	(792)	(17,381)	--	(3,318)	(2,443)	--	--	(509)	--	--	(29,328)

Net income	$ 334	$7,320	$9,429	$ 876	$(38,742)	--	$(4,691)	$(5,147)	$(43)	--	$1,096	$(34,712)	--	$(64,280)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 167	$ 90	$4,740	$ 475	$(32,354)	--	$(880)	$(1,154)	$455	--	$548	$(11,839)	--	$(39,752)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Select Financial Ratios

Ratios Computed For Industry	December 31,
Comparisons:	2009	2008
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	49.50%	50.08%

Total Debt/ Total Market Capitalization (Market value) (%)	42.03%	52.58%

Total Debt/ Total Undepreciated Assets (%)	39.79%	40.58%

Secured Debt/ Total Undepreciated Assets (%)	12.85%	9.59%

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	2.42	2.53	2.95	3.18

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.39	1.82	2.79	2.67

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.34	1.75	2.72	2.54

FFO Payout (Dividends Declared/Funds from Operations) (%)	75.16%	101.25%	57.89%	73.97%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Debt Analysis
(as of December 31, 2009)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes and Other Obligations	$1,582,434	67.70%	6.37%	4.10
Fixed Rate Secured Debt	755,003	32.30%	7.09%	5.98
Totals/Weighted Average:	$2,337,437	100.00%	6.61%	4.70

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
2010	$ 8,155	$334,500	$342,655	5.31%
2011	9,217	300,000	309,217	7.92%
2012	9,968	210,148	220,116	6.21%
2013	9,515	145,223	154,738	5.37%
2014	8,553	335,257	343,810	6.83%
Thereafter	40,360	961,381	1,001,741	6.99%
Sub-total	85,768	2,286,509	2,372,277
Adjustment for unamortized debt discount/premium and market to market, net, as of December 31, 2009	(34,840)	--	(34,840)
Totals/Weighted Average:	$ 50,928	$2,286,509	$2,337,437	6.61%

(a)	No variable rate borrowings were outstanding as of December 31, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Debt Maturities
(dollars in thousands)

	2010	2011	2012	2013	2014	2015	2016	2018	2019	2020 and Beyond	TOTALS
Secured Debt:
Prudential Portfolio	$150,000										$150,000
105 Challenger	19,500										19,500
2200 Renaissance Boulevard			$15,234								15,234
Soundview Plaza				$14,889							14,889
9200 Edmonston Road				4,229							4,229
6305 Ivy Lane					$5,726						5,726
6301 Ivy Lane					5,320						5,320
35 Waterview					18,185						18,185
6 Becker, 85 Livingston, 75 Livingston, & 20 Waterview					65,035						65,035
4 Sylvan Way					14,575						14,575
10 Independence					16,924						16,924
395 West Passaic					9,492						9,492
4 Becker							$40,322				40,322
5 Becker							14,535				14,535
210 Clay							14,267				14,267
51 Imclone							3,847				3,847
23 Main Street								$26,566			26,566
Harborside Plaza 5								204,970			204,970
100 Walnut Avenue									$17,280		17,280
One River Center									39,586		39,586
581 Main Street										$ 8	8
Total Secured Debt:	$169,500	--	$15,234	$19,118	$135,257	--	$72,971	$231,536	$56,866	$ 8	$700,490

Unsecured Debt:
Unsecured credit facility		--									--
5.050% unsecured notes due 4/10	$150,000										$150,000
7.835% unsecured notes due 12/10	15,000										15,000
7.750% unsecured notes due 2/11		$300,000									300,000
5.250% unsecured notes due 1/12			$100,000								100,000
6.150% unsecured notes due 12/12			94,914								94,914
5.820% unsecured notes due 3/13				$26,105							26,105
4.600% unsecured notes due 6/13				100,000							100,000
5.125% unsecured notes due 2/14					$200,000						200,000
5.125% unsecured notes due 1/15						$150,000					150,000
5.80% unsecured notes due 1/16							$200,000				200,000
7.75% unsecured notes due 8/19									$250,000		250,000
Total Unsecured Debt:	$165,000	$300,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	$250,000	--	$1,586,019

Total Debt:	$334,500	$300,000	$210,148	$145,223	$335,257	$150,000	$272,971	$231,536	$306,866	$ 8	$2,286,509

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Debt Detail
(dollars in thousands)

		Effective
Property Name	Lender	Interest Rate	December 31,		Date of Maturity
			2009	2008
Senior Unsecured Notes: (a)
7.250%, Senior Unsecured Notes	public debt	7.486%	--	$199,689	03/15/09
5.050%, Senior Unsecured Notes	public debt	5.265%	$149,984	149,929	04/15/10
7.835%, Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,814	299,641	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,599	99,404	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,455	92,963	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,751	25,641	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,901	99,872	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	200,989	201,229	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,533	149,441	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,464	200,540	01/15/16
7.750%, Senior Unsecured Notes	public debt	8.017%	247,944	--	08/15/19
Total Senior Unsecured Notes:			$1,582,434	$1,533,349

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	LIBOR +0.550%	--	$ 161,000	6/22/11
Total Revolving Credit Facilities:			--	$ 161,000

Property Mortgages: (c)
Assumed Obligations	n/a	5.000%	--	$ 5,090	n/a
Various (d)	Prudential Insurance	4.841%	$150,000	150,000	01/15/10	(e)
105 Challenger Road	Archon Financial CMBS	6.235%	19,408	19,188	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,619	17,043	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,614	17,109	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,804	4,955	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,693	6,901	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	11,735	12,176	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,297	6,480	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,613	19,868	08/11/14
6 Becker, 85 Livingston, 75 Livingston & 20 Waterview	Wachovia CMBS	10.220%	60,409	--	08/11/14
4 Sylvan	Wachovia CMBS	10.190%	14,357	--	08/11/14
10 Independence	Wachovia CMBS	12.440%	15,339	--	08/11/14
4 Becker	Wachovia CMBS	9.550%	36,281	--	05/11/16
5 Becker	Wachovia CMBS	12.830%	11,111	--	05/11/16
210 Clay	Wachovia CMBS	13.420%	11,138	--	05/11/16
51 Imclone	Wachovia CMBS	8.390%	3,899	--	05/11/16
23 Main Street	JPMorgan CMBS	5.587%	32,042	32,521	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	237,248	239,795	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.311%	19,600	--	02/01/19
One River Center (f)	Guardian Life Ins. Co.	7.311%	44,900	--	02/01/19
581 Main Street (g)	Valley National Bank	6.935%	16,896	--	07/01/34
Total Mortgages, Loans Payable and Other Obligations:			$755,003	$531,126
Total Debt:			$2,337,437	$2,225,475

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million and has a one year extension option.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	Mortgage is collateralized by seven properties.
(e)	On January 15, 2010, the Company extended the mortgage loan until January 15, 2017 at an interest rate of 6.25 percent.
(f)	Mortgage is collateralized by the three properties compromising One River Center.
(g)	The coupon interest rate will be reset at the end of year 10 and year 20 at 225 basis points over the 10-year treasury yield 45 days prior to the reset dates with a minimum rate of 6.875 percent.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
Revenues	2009	2008	2009	2008
Base rents	$156,896	$149,399	$615,839	$593,898
Escalations and recoveries from tenants	25,999	27,625	103,887	109,690
Construction services	5,444	4,346	21,910	40,680
Real estate services	2,909	3,471	9,359	13,487
Other income	3,656	1,259	13,530	20,214
Total revenues	194,904	186,100	764,525	777,969

Expenses
Real estate taxes	23,476	16,479	93,998	88,001
Utilities	16,455	18,433	71,545	84,227
Operating services	31,674	28,536	111,449	107,616
Direct construction costs	4,976	3,562	20,323	37,649
General and administrative	9,256	10,885	39,807	43,984
Depreciation and amortization	52,725	50,085	202,543	194,635
Impairment charge on rental property	16,563	--	16,563	--
Total expenses	155,125	127,980	556,228	556,112
Operating income	39,779	58,120	208,297	221,857

Other (Expense) Income
Interest expense	(38,923)	(33,182)	(141,273)	(128,145)
Interest and other investment income	20	270	571	1,385
Equity in earnings (loss) of unconsolidated joint ventures	841	(39,219)	(5,560)	(39,752)
Gain on reduction of other obligations	--	9,063	1,693	9,063
Gain on sale of investment in marketable securities	--	--	--	471
Total other (expense) income	(38,062)	(63,068)	(144,569)	(156,978)
Income from continuing operations	1,717	(4,948)	63,728	64,879
Net income	1,717	(4,948)	63,728	64,879
Noncontrolling interest in consolidated joint ventures	(37)	378	943	664
Noncontrolling interest in Operating Partnership	(174)	934	(10,103)	(11,817)
Preferred stock dividends	(500)	(500)	(2,000)	(2,000)
Net income available to common shareholders	$1,006	$(4,136)	$52,568	$51,726

Basic earnings per common share:
Income from continuing operations	$0.01	$(0.06)	$0.71	$0.79
Net income available to common shareholders	$0.01	$(0.06)	$0.71	$0.79

Diluted earnings per common share:
Income from continuing operations	$0.01	$(0.06)	$0.71	$0.79
Net income available to common shareholders	$0.01	$(0.06)	$0.71	$0.79

Basic weighted average shares outstanding	78,561	65,640	74,318	65,489

Diluted weighted average shares outstanding	92,303	80,501	88,389	80,648

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	December 31,
Assets	2009	2008
Rental property
Land and leasehold interests	$771,794	$731,086
Buildings and improvements	3,948,509	3,792,186
Tenant improvements	456,547	431,616
Furniture, fixtures and equipment	9,358	8,892
	5,186,208	4,963,780
Less – accumulated depreciation and amortization	(1,153,223)	(1,040,778)
Net investment in rental property	4,032,985	3,923,002
Cash and cash equivalents	291,059	21,621
Investments in unconsolidated joint ventures	35,680	138,495
Unbilled rents receivable, net	119,469	112,524
Deferred charges and other assets, net	213,674	212,422
Restricted cash	20,681	12,719
Accounts receivable, net of allowance for doubtful accounts
of $2,036 and $2,319	8,089	23,139

Total assets	$4,721,637	$4,443,922

Liabilities and Equity
Senior unsecured notes	$1,582,434	$1,533,349
Revolving credit facility	--	161,000
Mortgages, loans payable and other obligations	755,003	531,126
Dividends and distributions payable	42,109	52,249
Accounts payable, accrued expenses and other liabilities	106,878	119,451
Rents received in advance and security deposits	54,693	54,406
Accrued interest payable	37,330	32,978
Total liabilities	2,578,447	2,484,559
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
78,969,752 and 66,419,055 shares outstanding	789	664
Additional paid-in capital	2,275,716	1,905,386
Dividends in excess of net earnings	(470,047)	(386,587)
Total Mack-Cali Realty Corporation stockholders’ equity	1,831,458	1,544,463

Noncontrolling interest in subsidiaries:
Operating Partnership	308,703	414,114
Consolidated joint ventures	3,029	786
Total noncontrolling interests in subsidiaries	311,732	414,900

Total equity	2,143,190	1,959,363

Total liabilities and equity	$4,721,637	$4,443,922

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the year ended December 31, 2009
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2009	10	$25,000	66,419	$664	$1,905,386	$(386,587)	$414,900	$1,959,363
Net income	--	--	--	--	--	54,568	9,160	63,728
Preferred stock dividends	--	--	--	--	--	(2,000)	--	(2,000)
Common stock dividends	--	--	--	--	--	(136,028)	--	(136,028)
Common unit distributions	--	--	--	--	--	--	(25,100)	(25,100)
Common Stock offering	--	--	11,500	115	274,711	--	--	274,826
Increase in noncontrolling
interest	--	--	--	--	--	--	3,186	3,186
Redemption of common units
for common stock	--	--	943	9	24,109	--	(24,118)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	9	--	207	--	--	207
Stock options exercised	--	--	19	--	504	--	--	504
Directors Deferred comp. plan	--	--	--	--	407	--	--	407
Issuance of restricted stock	--	--	83	1	1,973	--	--	1,974
Cancellation of
restricted stock	--	--	(3)	--	(149)	--	--	(149)
Stock Compensation	--	--	--	--	2,272	--	--	2,272
Rebalancing of ownership
percent between
parent and subsidiaries	--	--	--	--	66,296	--	(66,296)	--
Balance at December 31, 2009	10	$25,000	78,970	$789	$2,275,716	$(470,047)	$311,732	$2,143,190

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Net income available to common shareholders	$ 1,006	$(4,136)	$ 52,568	$ 51,726
Add: Noncontrolling interest in Operating Partnership	174	(934)	10,103	11,817
Real estate-related depreciation and amortization on continuing operations (a)	54,086	55,955	212,163	215,556
Funds from operations available to common shareholders (b)	$ 55,266	$ 50,885	$274,834	$279,099

Diluted weighted average shares/units outstanding (c)	92,303	80,501	88,389	80,648

Funds from operations per share/unit – diluted	$ 0.60	$ 0.63	$ 3.11	$ 3.46

Dividend declared per common share	$ 0.45	$ 0.64	$ 1.80	$ 2.56

Dividend payout ratios:
Funds from operations-diluted	75.16%	101.25%	57.89%	73.97%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$ 5,004	$ 4,070	$ 10,885	$ 11,562
Tenant improvements and leasing commissions	$ 14,642	$12,479	$ 51,267	$ 50,557
Straight-line rent adjustments (d)	$ 2,502	$ 3,061	$ 7,606	$ 8,305
Amortization of (above)/below market lease intangibles, net (e)	$ 1,226	$ 2,081	$ 6,050	$ 8,069
Impairment charge on rental property	$ 16,563	--	$ 16,563	--
Gain on reduction of other obligations	--	$ 9,062	$ 1,693	$ 9,062
Impairment charge included in equity in earnings (loss)	--	$38,938	$ 4,010 (f)	$ 38,938

(a) Includes the Company’s share from unconsolidated joint ventures of $1,514 and $5,956 for the three months ended December 31, 2009 and 2008, respectively, and $10,294 and $21,250 for the twelve months ended December 31, 2009 and 2008, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,605 shares and 14,826 shares for the three months ended December 31, 2009 and 2008, respectively, and 14,028 and 14,915 for the twelve months ended December 31, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

(d) Includes the Company’s share from unconsolidated joint ventures of $30 and $103 for the three months ended December 31, 2009 and 2008, respectively, and $285 and $1,003 for the twelve months ended December 31, 2009 and 2008, respectively.

(e) Includes the Company’s share from unconsolidated joint ventures of $7 and $455 for three months ended December 31, 2009 and 2008, respectively, and $582 and $1,695 for the twelve months ended December 31, 2009 and 2008, respectively.

(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Statements of Funds from Operations Per Diluted Share
and Funds from Operations Excluding Certain Non-Cash Items Per Diluted Share
 (amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
Net income (loss) available to common shareholders	$0.01	$(0.06)	$0.71	$0.79
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.59	0.70	2.40	2.67
Deduct: Noncontrolling interest/rounding adjustment	--	(0.01)	--	--
Funds from operations available to common shareholders (b)	$0.60	$0.63	$3.11	$3.46
Add: Non-cash impairment charge on rental property	0.18	--	0.19	--
Non-cash impairment charges from equity in earnings (loss) in unconsolidated joint ventures	--	0.48	0.04	0.48
Deduct: Non-cash gain from reduction of other obligations	--	(0.11)	(0.02)	(0.11)
FFO Excluding Items	$0.78	$1.00	$3.32	$3.83
Dividend payout ratio for FFO Excluding Items	57.83%	63.80%	54.17%	66.82%
Diluted weighted average shares/units outstanding (c)	92,303	80,501	88,389	80,648

(a) Includes the Company’s share from unconsolidated joint ventures of $0.02 and $0.07 for the three months ended December 31, 2009 and 2008, respectively, and $0.12 and $0.26 for the twelve months ended December 31, 2009 and 2008, respectively.

(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (13,605 shares and 14,826 shares for the three months ended December 31, 2009 and 2008, respectively, and 14,028 and 14,915 for the twelve months ended December 31, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended December 31		Year Ended December 31,
	2009	2008	2009	2008
Basic weighted average shares outstanding:	78,561	65,640	74,318	65,489
Add: Weighted average common units	13,605	14,826	14,028	14,915
Basic weighted average shares/units:	92,166	80,466	88,346	80,404
Add: Stock options	44	--	1	95
Restricted Stock Awards	93	35	42	149
Diluted weighted average shares/units outstanding:	92,303	80,501	88,389	80,648

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
 (dollars in thousands)

For the year ended December 31, 2009

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet
Office:
4/29/09	210 Clay Avenue	Lyndhurst, Bergen County, NJ	1	121,203
4/29/09	4 Becker Farm Road	Roseland, Essex County, NJ	1	281,762
4/29/09	5 Becker Farm Road	Roseland, Essex County, NJ	1	118,343
4/29/09	6 Becker Farm Road	Roseland, Essex County, NJ	1	129,732
4/29/09	75 Livingston Avenue	Roseland, Essex County, NJ	1	94,221
4/29/09	85 Livingston Avenue	Roseland, Essex County, NJ	1	124,595
4/29/09	2 Independence Way	Princeton, Mercer County, NJ	1	67,401
4/29/09	4 Sylvan Way	Parsippany, Morris County, NJ	1	105,135
4/29/09	20 Waterview Boulevard	Parsippany, Morris County, NJ	1	225,550
4/29/09	51 Imclone Drive	Branchburg, Somerset County, NJ	1	63,213
4/29/09	10 Independence Boulevard	Warren, Somerset County, NJ	1	120,528
Total Property Acquisitions:			11	1,451,683

For the year ended December 31, 2008

None.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Properties Commencing Initial Operations
(dollars in thousands)

For the year ended December 31, 2009

Date Placed In Service	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Wholly Owned:
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	249,409	100%	$65,687

Unconsolidated Joint Ventures:
10/01/09	1 Jefferson Road	Parsippany, Morris County, NJ	1	100,000	100%	$20,987
Total Properties Commencing Initial Operations:			2	349,409	100%	$86,674

(a)	Amounts are as of December 31, 2009.

For the year ended December 31, 2008

None.

Rental Property Sales

The Company did not sell any properties during the years ended December 31, 2009 and 2008, respectively.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 12/31/09	Total Estimated Costs	Current % Leased	Company Effective Ownership
Wholly Owned:
55 Corporate Drive	Bridgewater, NJ	Office	2011-3Q	1	205,000	$19,713	$50,906	100.0%	100.0%
Total				1	205,000	$19,713	$50,906	100.0%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (a)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (b)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (c)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (d)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (c)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (c)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (c)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (c)	East Rutherford	NJ	3.2	500,000	Hotel (e)
Elmsford Distribution Center (f)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (f)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	42.8	595,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (c)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			387.1	12,495,013

(a)	This land parcel also includes an existing office building totaling 35,270 square feet.
(b)	This land parcel also includes an existing office building totaling 33,962 square feet.
(c)	Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(d)	In addition, there are 21 acres of riparian property.
(e)	Hotel project can comprise up to 520 rooms.
(f)	Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2009)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/09	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/09 (c)	Pct. Leased 12/31/09	Pct. Leased 9/30/09

Northern NJ	13,291,631	-	(442,275)	421,659	(20,616)	13,271,015	90.5%	90.7%
Central NJ	4,895,746	-	(146,978)	103,761	(43,217)	4,852,529	90.3%	91.2%
Westchester Co., NY	4,439,767	-	(159,482)	189,694	30,212	4,469,979	93.3%	92.7%
Manhattan	524,476	-	(39,069)	39,069	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,113,727	-	(76,505)	107,416	30,911	3,144,638	89.1%	88.2%
Fairfield, CT	541,958	-	(16,477)	7,496	(8,981)	532,977	89.2%	90.7%
Washington, DC/MD	894,401	-	(13,496)	29,964	16,468	910,869	70.5%	69.2%
Rockland Co., NY	161,516	-	(609)	2,409	1,800	163,316	90.7%	89.7%
Total	27,863,222	-	(894,891)	901,468	6,577	27,869,799	90.1%	90.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2009	30,946,453
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of December 31, 2009	30,946,453

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2009 aggregating 64,672 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing Statistics
(For the three months ended December 31, 2009)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	34	399,934	88,578	311,356	8.7	23.71	3.69
	Office/Flex	3	21,725	12,701	9,024	5.6	17.09	1.76
Central NJ	Office	11	67,887	5,335	62,552	3.8	23.41	4.00
	Office/Flex	7	35,874	-	35,874	5.2	16.68	2.32
Westchester Co., NY	Office	21	104,306	66,648	37,658	5.7	24.05	4.66
	Office/Flex	12	85,388	40,652	44,736	5.2	14.45	1.32
Manhattan	Office	1	39,069	39,069	-	16.1	33.28	5.82
Sub. Philadelphia	Office	19	70,946	17,855	53,091	3.7	21.73	3.41
	Office/Flex	4	36,470	24,600	11,870	2.6	9.17	0.60
Fairfield Co., CT	Office	2	7,496	4,646	2,850	8.4	22.17	4.42
Washington, DC/MD	Office	11	29,964	5,998	23,966	4.8	21.22	2.78
Rockland Co., NY	Office	2	2,409	1,800	609	1.0	24.48	0.20

Total		127	901,468	307,882	593,586	7.0	21.99	3.69

Detail by Property Type
	Office	101	722,011	229,929	492,082	7.5	23.94	4.02
	Office/Flex	26	179,457	77,953	101,504	4.7	14.14	1.52

Total		127	901,468	307,882	593,586	7.0	21.99	3.69

Tenant Retention:	Leases Retained	62.2%
	Sq. Ft. Retained	66.3%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $16,245,185 and commissions of $6,876,755 committed, but not necessarily expended, during the period for second generation space aggregating 901,468 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing Statistics
(For the three months ended December 31, 2009)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 9/30/09	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/09	Pct. Leased 12/31/09	Pct. Leased 9/30/09

Northern NJ	920,150	-	(34,487)	8,431	(26,056)	894,094	81.8%	84.2%
Central NJ	918,660	-	(23,419)	25,248	1,829	920,489	88.1%	87.9%

Total	1,838,810	-	(57,906)	33,679	(24,227)	1,814,583	84.9%	86.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2009	2,137,270
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of December 31, 2009	2,137,270

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	1	8,431	-	8,431	1.5	34.25	1.71
Central NJ	6	25,248	14,411	10,837	6.5	23.83	3.06

Total	7	33,679	14,411	19,268	5.2	26.44	2.96

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $245,748 and commissions of $276,151 committed, but not necessarily expended, during the period for second generation space aggregating 33,679 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing Statistics
(For the year ended December 31, 2009)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/09 (c)	Pct. Leased 12/31/09	Pct. Leased 12/31/08

Northern NJ	12,221,131	1,366,366	(1,471,993)	1,155,511	(316,482)	13,271,015	90.5%	92.5%
Central NJ	4,729,314	251,142	(622,434)	494,507	(127,927)	4,852,529	90.3%	92.4%
Westchester Co., NY	4,509,180	-	(945,403)	906,202	(39,201)	4,469,979	93.3%	94.2%
Manhattan	524,476	-	(95,391)	95,391	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,097,778	-	(299,584)	346,444	46,860	3,144,638	89.1%	87.8%
Fairfield, CT	526,132	-	(43,919)	50,764	6,845	532,977	89.2%	88.0%
Washington, DC/MD	937,200	-	(148,036)	121,705	(26,331)	910,869	70.5%	72.5%
Rockland Co., NY	160,559	-	(18,481)	21,238	2,757	163,316	90.7%	89.2%
	26,705,770	1,617,508	(3,645,241)	3,191,762	(453,479)	27,869,799	90.1%	91.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	29,245,361
Total sq. ft. of properties added this period	1,701,092
Total sq. ft. as of December 31, 2009	30,946,453

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring December 31, 2009 aggregating 64,672 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing Statistics
(For the year ended December 31, 2009)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	123	1,077,827	353,022	724,805	7.5	24.38	3.70
	Office/Flex	10	77,684	26,561	51,123	3.3	15.23	1.44
Central NJ	Office	63	405,272	122,363	282,909	4.7	24.46	3.53
	Office/Flex	12	89,235	26,310	62,925	5.2	17.43	2.70
Westchester Co., NY	Office	82	321,744	128,379	193,365	4.5	24.02	3.57
	Office/Flex	72	535,358	129,360	405,998	5.3	16.07	1.44
	Industrial/Warehouse	2	39,800	11,800	28,000	4.0	12.60	0.43
	Retail	1	9,300	-	9,300	5.0	39.19	0.20
Manhattan	Office	2	95,391	95,391	-	18.9	38.20	3.55
Sub. Philadelphia	Office	50	182,391	64,549	117,842	4.2	21.42	3.40
	Office/Flex	23	164,053	37,705	126,348	2.3	9.68	0.64
Fairfield Co., CT	Office	12	47,989	33,801	14,188	6.5	21.74	4.08
	Office/Flex	1	2,775	2,775	-	5.0	18.23	0.56
Washington, DC/MD	Office	31	121,705	34,298	87,407	4.0	24.39	3.12
Rockland Co., NY	Office	8	21,238	4,497	16,741	5.7	25.44	1.69
		492	3,191,762	1,070,811	2,120,951	6.0	21.89	3.13
Totals

Detail by Property Type	Office	371	2,273,557	836,300	1,437,257	6.6	24.64	3.60
	Office/Flex	118	869,105	222,711	646,394	4.6	14.94	1.50
	Industrial/Warehouse	2	39,800	11,800	28,000	4.0	12.60	0.43
	Retail	1	9,300	-	9,300	5.0	39.19	0.20
		492	3,191,762	1,070,811	2,120,951	6.0	21.89	3.13

Tenant Retention:	Leases Retained	56.6%
	Sq. Ft. Retained	58.2%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $41,310,613 and commissions of $18,385,785 committed, but not necessarily expended, during the period for second generation space aggregating 3,182,526 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Leasing Statistics
(For the year ended December 31, 2009)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/09	Pct. Leased 12/31/09	Pct. Leased 12/31/08

Northern NJ	2,096,267	(1,116,366)	(192,174)	106,367	(85,807)	894,094	81.8%	91.4%
Central NJ	1,191,209	(251,142)	(96,730)	77,152	(19,578)	920,489	88.1%	91.9%
Boston, MA	225,872	(163,858)	(110,225)	48,211	(62,014)	-	-	33.9%

Total	3,513,348	(1,531,366)	(399,129)	231,730	(167,399)	1,814,583	84.9%	82.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	4,255,650
Total sq. ft. of properties sold/transferred this period	(2,118,380)
Total sq. ft. as of December 31, 2009	2,137,270

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	9	106,367	14,051	92,316	5.7	30.66	3.07
Central NJ	20	77,152	34,709	42,443	6.6	25.06	2.90
Boston, MA	3	48,211	-	48,211	6.1	16.63	1.70

Total	32	231,730	48,760	182,970	6.1	25.88	2.71

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)
Represents estimated workletter costs of $1,535,501 and commissions of $2,105,992 committed, but not necessarily expended, during the period for second generation space aggregating 223,336 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	135,486,909	21.6	6,495,715	20.8
Jersey City, NJ	118,413,718	18.9	4,317,978	14.0
Westchester-Rockland, NY	92,786,586	14.8	4,968,420	16.1
Bergen-Passaic, NJ	91,010,110	14.5	4,723,604	15.3
Philadelphia, PA-NJ	56,046,278	8.9	3,529,994	11.4
Middlesex-Somerset-Hunterdon, NJ	36,207,931	5.8	1,918,252	6.2
Washington, DC-MD-VA-WV	26,638,168	4.3	1,292,807	4.2
Monmouth-Ocean, NJ	26,331,433	4.2	1,620,863	5.2
Trenton, NJ	17,079,000	2.7	956,597	3.1
New York (Manhattan)	16,120,934	2.6	524,476	1.7
Bridgeport-Stamford-Norwalk, CT	10,310,264	1.7	597,747	2.0

Total	626,431,331	100.0	30,946,453	100.0

(a)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring December 31, 2009 aggregating 64,672 square feet and representing annualized rent of $1,399,732 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	102,997,592	16.5	3,782,274	13.9
Insurance Carriers & Related Activities	57,847,293	9.3	2,353,291	8.6
Manufacturing	51,007,205	8.2	2,635,523	9.6
Telecommunications	41,733,313	6.7	2,133,663	7.8
Legal Services	37,099,125	5.9	1,418,926	5.2
Health Care & Social Assistance	29,380,389	4.7	1,383,604	5.1
Computer System Design Services	27,729,122	4.4	1,321,821	4.8
Credit Intermediation & Related Activities	26,448,185	4.2	1,022,498	3.7
Scientific Research/Development	23,094,736	3.7	848,562	3.1
Wholesale Trade	18,608,260	3.0	1,265,984	4.6
Accounting/Tax Preparation	17,537,017	2.8	664,178	2.4
Admin & Support, Waste Mgt. & Remediation Services	17,271,629	2.8	796,133	2.9
Public Administration	15,622,668	2.5	602,186	2.2
Architectural/Engineering	15,558,218	2.5	717,557	2.6
Retail Trade	14,654,985	2.3	730,010	2.7
Management/Scientific	12,383,219	2.0	499,410	1.8
Real Estate & Rental & Leasing	11,906,880	1.9	534,418	2.0
Accommodation & Food Services	11,432,807	1.8	497,378	1.8
Other Services (except Public Administration)	11,389,243	1.8	459,859	1.7
Arts, Entertainment & Recreation	11,376,812	1.8	679,077	2.5
Advertising/Related Services	8,949,998	1.4	346,731	1.3
Information Services	8,022,081	1.3	296,610	1.1
Construction	7,013,989	1.1	337,843	1.2
Other Professional	6,487,489	1.0	269,372	1.0
Publishing Industries	6,195,183	1.0	249,148	0.9
Broadcasting	5,693,198	0.9	204,248	0.7
Transportation	5,433,129	0.9	289,568	1.1
Utilities	5,296,482	0.8	226,567	0.8
Data Processing Services	4,784,933	0.8	201,858	0.7
Educational Services	3,969,992	0.6	203,446	0.7
Other	9,506,159	1.4	402,532	1.5

Total	626,431,331	100.0	27,374,275	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2009 aggregating 64,672 square feet and representing annualized rent of $1,399,732 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Consolidated Portfolio Analysis (a)
(as of December 31, 2009)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	111	41.5%	49	18.3%	--	--	--	--	--	--	160	59.8%
New York	21	7.8%	41	15.4%	6	2.2%	2	0.7%	2	0.7%	72	26.8%
Pennsylvania	18	6.7%	--	--	--	--	--	--	--	--	18	6.7%
Connecticut	2	0.7%	5	1.9%	--	--	--	--	--	--	7	2.6%
Wash., D.C./ Maryland	10	3.7%	--	--	--	--	--	--	1	0.4%	11	4.1%
TOTALS By Type:	162	60.4%	95	35.6%	6	2.2%	2	0.7%	3	1.1%	268	100.0%

(a)	Excludes 21 properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Consolidated Portfolio Analysis (a)
(as of December 31, 2009)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	19,347,734	62.5%	2,189,531	7.1%	--	--	--	--	21,537,265	69.6%
New York	2,739,384	8.9%	2,348,812	7.6%	387,400	1.3%	17,300	0.1%	5,492,896	17.9%
Pennsylvania	2,025,738	6.4%	--	--	--	--	--	--	2,025,738	6.4%
Connecticut	324,747	1.0%	273,000	0.9%	--	--	--	--	597,747	1.9%
Wash., D.C./ Maryland	1,292,807	4.2%	--	--	--	--	--	--	1,292,807	4.2%
TOTALS By Type:	25,730,410	83.0%	4,811,343	15.6%	387,400	1.3%	17,300	0.1%	30,946,453	100.0%

(a)	Excludes 21 properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Consolidated Portfolio Analysis (a)
(Year ended December 31, 2009)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$411,338	66.7%	$18,778	3.0%	--	--	--	--	--	--	$430,116	69.7%
New York	69,300	11.3%	34,318	5.5%	$3,497	0.6%	$253	0.1%	$358	0.1%	107,726	17.6%
Pennsylvania	41,225	6.7%	--	--	--	--	--	--	--	--	41,225	6.7%
Connecticut	6,435	1.0%	4,045	0.7%	--	--	--	--	--	--	10,480	1.7%
Wash., D.C./ Maryland	26,207	4.3%	--	--	--	--	--	--	85	--	26,292	4.3%
TOTALS By Type:	$554,505	90.0%	$57,141	9.2%	$3,497	0.6%	$253	0.1%	$443	0.1%	$615,839	100.0%

(a)	Excludes 21 properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended December 31, 2009, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Consolidated Portfolio Analysis (a) (b)
(as of December 31, 2009)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	90.6%	91.0%	--	--	90.6%
New York	92.4%	95.0%	97.8%	100.0%	93.9%
Pennsylvania	85.7%	--	--	--	85.7%
Connecticut	80.1%	100.0%	--	--	89.2%
Washington, D.C./ Maryland	70.5%	--	--	--	70.5%
WEIGHTED AVG. By Type:	89.3%	93.5%	97.8%	100.0%	90.1%

(a)	Excludes 21 properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring December 31, 2009 aggregating 64,672 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	67.2	2,095	0.34	21.80	19.66
Fort Lee
One Bridge Plaza	1981	200,000	81.3	4,390	0.71	27.00	23.46
2115 Linwood Avenue	1981	68,000	53.7	966	0.16	26.45	24.24
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.34	7.24	6.69
Lyndhurst
210 Clay Avenue (f)	1981	121,203	89.1	1,681	0.27	23.19	20.97
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	808	0.13	16.94	15.53
135 Chestnut Ridge Road	1981	66,150	99.7	1,465	0.24	22.21	17.74
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.79	23.23	22.48
140 East Ridgewood Avenue	1981	239,680	93.0	4,925	0.80	22.09	19.49
461 From Road	1988	253,554	98.6	6,074	0.99	24.30	24.23
650 From Road	1978	348,510	82.3	6,944	1.12	24.21	21.39
61 South Paramus Avenue	1985	269,191	83.3	6,663	1.08	29.71	26.21
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,778	0.78	31.84	28.65
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.23	27.07	25.51
365 West Passaic Street	1976	212,578	96.1	4,313	0.70	21.11	19.25
395 West Passaic Street	1979	100,589	100.0	2,431	0.39	24.17	20.42
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.21	15.72	15.72
10 Mountainview Road	1986	192,000	71.8	3,155	0.51	22.89	20.52
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.32	21.86	16.32
470 Chestnut Ridge Road	1987	52,500	100.0	1,277	0.21	24.32	19.03
530 Chestnut Ridge Road	1986	57,204	79.9	1,053	0.17	23.04	21.07
50 Tice Boulevard	1984	235,000	95.3	6,236	1.01	27.84	25.74
300 Tice Boulevard	1991	230,000	96.0	5,326	0.86	24.12	21.35

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,680	0.27	22.70	20.27
228 Strawbridge Drive	1984	74,000	100.0	1,853	0.30	25.04	23.86
232 Strawbridge Drive	1986	74,258	98.8	1,470	0.24	20.04	17.57

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,322	1.19	29.59	25.63
Roseland
4 Becker Farm Road (f)	1983	281,762	97.1	4,552	0.74	24.79	22.88
5 Becker Farm Road (f)	1982	118,343	89.8	1,681	0.27	23.57	21.50
6 Becker Farm Road (f)	1982	129,732	100.0	2,148	0.35	24.67	22.60
101 Eisenhower Parkway	1980	237,000	89.4	5,086	0.83	24.00	21.73
103 Eisenhower Parkway	1985	151,545	65.9	2,441	0.40	24.44	20.89
105 Eisenhower Parkway	2001	220,000	96.3	4,970	0.81	23.46	17.55
75 Livingston Avenue (f)	1985	94,221	55.6	989	0.16	28.13	22.27
85 Livingston Avenue (f)	1985	124,595	84.8	1,799	0.29	25.37	23.60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,295	1.83	28.24	24.47
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,914	3.06	24.85	22.50
Harborside Financial Center Plaza 3	1990	725,600	99.2	20,367	3.30	28.30	25.93
Harborside Financial Center Plaza 4-A	2000	207,670	99.3	6,187	1.00	30.00	25.71
Harborside Financial Center Plaza 5	2002	977,225	99.7	35,879	5.83	36.83	31.46
101 Hudson Street	1992	1,246,283	100.0	32,230	5.22	25.86	22.83

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	68.7	527	0.09	21.75	17.37
2 South Gold Drive	1974	33,962	64.5	482	0.08	22.00	19.40
600 Horizon Drive	2002	95,000	100.0	1,373	0.22	14.45	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.40	20.49	18.33
Princeton
103 Carnegie Center	1984	96,000	90.1	1,770	0.29	20.46	16.72
2 Independence Way (f)	1981	67,401	100.0	1,014	0.16	22.41	19.98
3 Independence Way	1983	111,300	91.8	2,031	0.33	19.88	14.95
100 Overlook Center	1988	149,600	100.0	5,032	0.82	33.64	28.54
5 Vaughn Drive	1987	98,500	96.4	2,508	0.41	26.41	22.94

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83	7.70
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,181	0.68	21.36	15.63
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.40	15.41	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.29	15.40	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,902	0.80	18.24	13.41
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44	2.09
Plainsboro
500 College Road East	1984	158,235	15.0	2,005	0.33	84.47	75.25
Woodbridge
581 Main Street	1991	200,000	100.0	5,263	0.85	26.32	23.01

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	40.5	413	0.07	22.90	16.58
3 Paragon Way	1991	66,898	75.8	1,038	0.17	20.47	15.03
4 Paragon Way	2002	63,989	30.8	1,109	0.18	56.27	54.09
100 Willowbrook Road	1988	60,557	86.2	1,096	0.18	21.00	18.91
Holmdel
23 Main Street	1977	350,000	100.0	4,023	0.65	11.49	8.67
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,145	0.51	25.65	21.07
One River Centre Bldg. 2	1983	120,360	100.0	2,899	0.47	24.09	22.05
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,557	0.74	22.70	22.20
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.39	13.33	12.06
Wall Township
1305 Campus Parkway	1988	23,350	92.4	435	0.07	20.16	14.00
1350 Campus Parkway	1990	79,747	99.9	1,572	0.26	19.73	17.47

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	70.2	3,241	0.53	27.46	23.36
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.26	21.05	18.47
201 Littleton Road	1979	88,369	83.3	1,668	0.27	22.66	20.31
Morris Township
412 Mt. Kemble Avenue	1986	475,100	49.7	4,774	0.78	20.22	14.66
Parsippany
4 Campus Drive	1983	147,475	91.8	3,252	0.53	24.02	19.91
6 Campus Drive	1983	148,291	93.2	2,937	0.48	21.25	17.42
7 Campus Drive	1982	154,395	55.4	1,726	0.28	20.18	16.46
8 Campus Drive	1987	215,265	100.0	6,110	0.99	28.38	25.81
9 Campus Drive	1983	156,495	66.2	2,663	0.43	25.70	22.89
4 Century Drive	1981	100,036	70.5	1,658	0.27	23.51	20.35
5 Century Drive	1981	79,739	77.1	1,352	0.22	21.99	18.62
6 Century Drive	1981	100,036	94.7	1,637	0.27	17.28	11.27
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93	14.64
4 Gatehall Drive	1988	248,480	94.4	6,473	1.05	27.60	24.31
2 Hilton Court	1991	181,592	100.0	6,529	1.06	35.95	31.43
1633 Littleton Road	1978	57,722	100.0	1,131	0.18	19.59	19.59
600 Parsippany Road	1978	96,000	86.6	1,626	0.26	19.56	15.26
1 Sylvan Way	1989	150,557	43.0	675	0.11	10.43	9.67
4 Sylvan Way (f)	1984	105,135	100.0	1,286	0.21	18.22	16.35
5 Sylvan Way	1989	151,383	96.5	3,803	0.62	26.03	22.72
7 Sylvan Way	1987	145,983	100.0	3,219	0.52	22.05	19.28
22 Sylvan Way (f)	2009	249,409	100.0	5,045	0.82	24.13	21.76
20 Waterview Boulevard (f)	1988	225,550	96.8	3,532	0.57	24.10	21.28
35 Waterview Boulevard	1990	172,498	90.9	3,810	0.62	24.30	21.75
5 Wood Hollow Road	1979	317,040	73.1	4,766	0.77	20.56	16.60

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	81.6	1,416	0.23	23.14	21.23
Totowa
999 Riverview Drive	1988	56,066	76.7	983	0.16	22.86	21.23

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	1,031	0.17	21.04	15.71
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.21	19.92	16.71
Bernards
106 Allen Road	2000	132,010	99.7	2,783	0.45	21.15	15.43
Branchburg
51 Imclone Drive (f)	1986	63,213	100.0	230	0.04	5.42	4.53
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,685	0.60	23.55	17.09
Warren
10 Independence Boulevard (f)	1988	120,528	100.0	2,220	0.36	27.44	25.20

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.1	4,591	0.75	25.38	21.74

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Cranford
6 Commerce Drive	1973	56,000	85.7	942	0.15	19.63	16.19
11 Commerce Drive	1981	90,000	93.8	1,969	0.32	23.32	19.79
12 Commerce Drive	1967	72,260	87.6	824	0.13	13.02	10.05
14 Commerce Drive	1971	67,189	68.7	1,133	0.18	24.55	20.26
20 Commerce Drive	1990	176,600	98.9	4,298	0.70	24.61	21.14
25 Commerce Drive	1971	67,749	94.2	1,363	0.22	21.36	19.38
65 Jackson Drive	1984	82,778	97.5	1,884	0.31	23.34	20.17
New Providence
890 Mountain Avenue	1977	80,000	91.4	1,856	0.30	25.38	23.66

Total New Jersey Office		19,347,734	90.6	411,338	66.78	24.10	21.09

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	19,886	3.22	37.92	34.42

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	90.7	3,690	0.60	22.60	20.44

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,108	0.18	20.09	18.15
101 Executive Boulevard	1971	50,000	30.8	492	0.08	31.95	27.79
555 Taxter Road	1986	170,554	80.1	3,500	0.57	25.62	21.13
565 Taxter Road	1988	170,554	95.9	3,965	0.64	24.24	20.08
570 Taxter Road	1972	75,000	67.0	1,311	0.21	26.09	24.48
Hawthorne
1 Skyline Drive	1980	20,400	99.0	298	0.05	14.76	13.62
2 Skyline Drive	1987	30,000	82.9	166	0.03	6.67	5.99
7 Skyline Drive	1987	109,000	100.0	2,810	0.46	25.78	23.87
17 Skyline Drive	1989	85,000	100.0	1,630	0.26	19.18	16.34
19 Skyline Drive	1982	248,400	100.0	4,036	0.66	16.25	15.11
Tarrytown
200 White Plains Road	1982	89,000	78.8	1,485	0.24	21.17	18.81
220 White Plains Road	1984	89,000	85.9	1,785	0.29	23.35	20.98
White Plains
1 Barker Avenue	1975	68,000	96.3	1,786	0.29	27.27	25.36
3 Barker Avenue	1983	65,300	98.3	1,725	0.28	26.87	24.51
50 Main Street	1985	309,000	99.0	9,969	1.62	32.59	28.73
11 Martine Avenue	1987	180,000	78.4	4,023	0.65	28.51	25.53
1 Water Street	1979	45,700	100.0	1,103	0.18	24.14	20.66
Yonkers
1 Executive Boulevard	1982	112,000	100.0	3,059	0.50	27.31	24.38
3 Executive Boulevard	1987	58,000	92.8	1,473	0.24	27.37	24.92

Total New York Office		2,739,384	92.4	69,300	11.25	27.38	24.48

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	92.2	1,537	0.25	27.47	26.36
1055 Westlakes Drive	1990	118,487	94.7	2,873	0.47	25.60	21.26
1205 Westlakes Drive	1988	130,265	87.6	3,148	0.51	27.59	23.98

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

1235 Westlakes Drive	1986	134,902	99.0	3,091	0.50	23.14	19.00

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,771	0.45	29.17	27.08
200 Stevens Drive	1987	208,000	100.0	6,087	0.98	29.26	27.55
300 Stevens Drive	1992	68,000	84.7	1,398	0.23	24.27	20.00
Media
1400 Providence Road – Center I	1986	100,000	98.5	2,138	0.35	21.71	19.01
1400 Providence Road – Center II	1990	160,000	95.0	3,042	0.49	20.01	15.99
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	98.4	3,002	0.49	24.25	21.15
Blue Bell
4 Sentry Park	1982	63,930	78.8	867	0.14	17.21	16.28
5 Sentry Park East	1984	91,600	51.3	921	0.15	19.60	14.88
5 Sentry Park West	1984	38,400	31.5	253	0.04	20.92	18.44
16 Sentry Park West	1988	93,093	93.0	2,083	0.34	24.06	21.76
18 Sentry Park West	1988	95,010	96.5	2,080	0.34	22.69	20.33
King of Prussia
2200 Renaissance Boulevard	1985	174,124	66.7	2,329	0.38	20.05	16.21
Lower Providence
1000 Madison Avenue	1990	100,700	54.5	924	0.15	16.84	10.29
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	75.8	2,681	0.44	21.08	16.26

Total Pennsylvania Office		2,025,738	85.7	41,225	6.70	23.74	20.45

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	71.1	2,628	0.43	25.41	22.34
Stamford
1266 East Main Street	1984	179,260	87.3	3,807	0.62	24.33	21.03

Total Connecticut Office		324,747	80.1	6,435	1.05	24.73	21.52

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,807	1.10	40.15	35.98
1400 L Street, NW	1987	159,000	100.0	5,895	0.96	37.08	31.29

Total District of Columbia Office		328,549	100.0	12,702	2.06	38.66	33.71

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52	21.17
6301 Ivy Lane	1979	112,003	75.8	1,932	0.31	22.76	19.81
6303 Ivy Lane	1980	112,047	68.7	1,627	0.26	21.14	19.10
6305 Ivy Lane	1982	112,022	73.5	1,702	0.28	20.67	17.45
6404 Ivy Lane	1987	165,234	43.3	1,660	0.27	23.20	17.69
6406 Ivy Lane	1991	163,857	0.0	63	0.01	0.00	0.00
6411 Ivy Lane	1984	138,405	85.9	2,854	0.46	24.01	20.81

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

Lanham
4200 Parliament Place	1989	122,000	89.2	2,757	0.45	25.33	23.42

Total Maryland Office		964,258	60.4	13,505	2.19	23.20	20.20

TOTAL OFFICE PROPERTIES		25,730,410	89.3	554,505	90.03	24.63	21.58

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	558	0.09	8.65	5.94
5 Terri Lane	1992	74,555	78.8	456	0.07	7.76	6.18
Moorestown
2 Commerce Drive	1986	49,000	74.1	253	0.04	6.97	4.85
101 Commerce Drive	1988	64,700	100.0	275	0.04	4.25	3.85
102 Commerce Drive	1987	38,400	100.0	236	0.04	6.15	4.58
201 Commerce Drive	1986	38,400	100.0	227	0.04	5.91	4.56
202 Commerce Drive	1988	51,200	100.0	263	0.04	5.14	3.54
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41	7.01
2 Executive Drive	1988	60,800	100.0	469	0.08	7.71	5.59
101 Executive Drive	1990	29,355	99.7	304	0.05	10.39	8.61
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41	7.02
225 Executive Drive	1990	50,600	67.6	151	0.02	4.41	2.60
97 Foster Road	1982	43,200	75.5	155	0.03	4.75	3.53
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10	3.79
1245 North Church Street	1998	52,810	100.0	223	0.04	4.22	3.65
1247 North Church Street	1998	52,790	58.1	224	0.04	7.30	6.19
1256 North Church Street	1984	63,495	100.0	467	0.08	7.35	6.47
840 North Lenola Road	1995	38,300	100.0	370	0.06	9.66	7.86
844 North Lenola Road	1995	28,670	100.0	168	0.03	5.86	4.53
915 North Lenola Road	1998	52,488	100.0	290	0.05	5.53	4.32
2 Twosome Drive	2000	48,600	100.0	449	0.07	9.24	8.79
30 Twosome Drive	1997	39,675	89.9	277	0.04	7.77	5.97
31 Twosome Drive	1998	84,200	100.0	483	0.08	5.74	5.44
40 Twosome Drive	1996	40,265	100.0	322	0.05	8.00	6.66
41 Twosome Drive	1998	43,050	77.7	209	0.03	6.25	5.47
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54	7.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	139	0.02	6.44	6.20

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	215	0.03	16.20	14.16
200 Horizon Drive	1991	45,770	85.3	548	0.09	14.04	12.58
300 Horizon Drive	1989	69,780	100.0	1,011	0.16	14.49	11.16
500 Horizon Drive	1990	41,205	72.6	549	0.09	18.35	17.35

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71	14.06
1340 Campus Parkway	1992	72,502	100.0	959	0.16	13.23	10.58
1345 Campus Parkway	1995	76,300	85.4	866	0.14	13.29	10.74
1433 Highway 34	1985	69,020	82.7	470	0.08	8.23	6.08
1320 Wyckoff Avenue	1986	20,336	100.0	222	0.04	10.92	10.42
1324 Wyckoff Avenue	1987	21,168	100.0	217	0.04	10.25	7.75

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	62.2	380	0.06	15.68	14.20
2 Center Court	1998	30,600	99.3	396	0.06	13.03	11.49
11 Commerce Way	1989	47,025	100.0	577	0.09	12.27	11.53
20 Commerce Way	1992	42,540	91.1	411	0.07	10.61	9.91
29 Commerce Way	1990	48,930	100.0	699	0.11	14.29	11.18
40 Commerce Way	1987	50,576	43.5	422	0.07	19.18	16.82
45 Commerce Way	1992	51,207	96.4	529	0.09	10.72	8.10
60 Commerce Way	1988	50,333	100.0	615	0.10	12.22	9.93
80 Commerce Way	1996	22,500	100.0	260	0.04	11.56	10.53
100 Commerce Way	1996	24,600	66.9	284	0.05	17.26	15.74
120 Commerce Way	1994	9,024	100.0	126	0.02	13.96	12.85
140 Commerce Way	1994	26,881	89.3	377	0.06	15.71	14.54

Total New Jersey Office/Flex		2,189,531	91.0	18,778	3.06	9.42	7.84

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	72.8	442	0.07	19.09	16.80
75 Clearbrook Road	1990	32,720	100.0	293	0.05	8.95	7.85
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58	17.94
150 Clearbrook Road	1975	74,900	100.0	1,016	0.16	13.56	12.48
175 Clearbrook Road	1973	98,900	100.0	1,513	0.25	15.30	14.11
200 Clearbrook Road	1974	94,000	76.6	753	0.12	10.46	8.83
250 Clearbrook Road	1973	155,000	97.3	1,434	0.23	9.51	8.50
50 Executive Boulevard	1969	45,200	87.6	463	0.08	11.69	9.55
77 Executive Boulevard	1977	13,000	100.0	252	0.04	19.38	18.31
85 Executive Boulevard	1968	31,000	99.4	577	0.09	18.73	15.87
300 Executive Boulevard	1970	60,000	100.0	731	0.12	12.18	11.07
350 Executive Boulevard	1970	15,400	98.8	233	0.04	15.31	15.12
399 Executive Boulevard	1962	80,000	100.0	1,038	0.17	12.98	12.40
400 Executive Boulevard	1970	42,200	63.5	565	0.09	21.08	17.13
500 Executive Boulevard	1970	41,600	100.0	672	0.11	16.15	13.92
525 Executive Boulevard	1972	61,700	100.0	1,054	0.17	17.08	15.77
1 Westchester Plaza	1967	25,000	100.0	349	0.06	13.96	13.48
2 Westchester Plaza	1968	25,000	100.0	538	0.09	21.52	19.68
3 Westchester Plaza	1969	93,500	84.9	749	0.12	9.44	8.34
4 Westchester Plaza	1969	44,700	59.1	427	0.07	16.16	13.89
5 Westchester Plaza	1969	20,000	100.0	241	0.04	12.05	10.05
6 Westchester Plaza	1968	20,000	100.0	310	0.05	15.50	13.90
7 Westchester Plaza	1972	46,200	100.0	759	0.12	16.43	16.23
8 Westchester Plaza	1971	67,200	100.0	997	0.16	14.84	12.63
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	659	0.11	14.02	12.91
4 Skyline Drive	1987	80,600	94.5	1,362	0.22	17.88	15.28
5 Skyline Drive	1980	124,022	99.3	1,749	0.28	14.20	12.29
6 Skyline Drive	1980	44,155	100.0	228	0.04	5.16	5.10
8 Skyline Drive	1985	50,000	79.3	983	0.16	24.79	18.08
10 Skyline Drive	1985	20,000	84.4	298	0.05	17.65	14.28

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)
11 Skyline Drive	1989	45,000	100.0	803	0.13	17.84	17.11
12 Skyline Drive	1999	46,850	100.0	755	0.12	16.12	12.32
15 Skyline Drive	1989	55,000	100.0	1,191	0.19	21.65	20.04
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,480	0.24	19.30	18.14
200 Corporate Boulevard South	1990	84,000	99.8	1,525	0.25	18.19	17.56
4 Executive Plaza	1986	80,000	100.0	1,393	0.23	17.41	14.14
6 Executive Plaza	1987	80,000	99.2	1,542	0.25	19.43	18.04
1 Odell Plaza	1980	106,000	99.9	1,324	0.21	12.50	11.38
3 Odell Plaza	1984	71,065	100.0	1,595	0.26	22.44	20.81
5 Odell Plaza	1983	38,400	89.2	576	0.09	16.82	13.49
7 Odell Plaza	1984	42,600	99.6	737	0.12	17.37	16.22

Total New York Office/Flex		2,348,812	95.0	34,318	5.57	15.38	13.72

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,363	0.22	15.49	13.84
500 West Avenue	1988	25,000	100.0	411	0.07	16.44	14.88
550 West Avenue	1990	54,000	100.0	840	0.14	15.56	15.44
600 West Avenue	1999	66,000	100.0	745	0.12	11.29	10.73
650 West Avenue	1998	40,000	100.0	686	0.11	17.15	15.90

Total Connecticut Office/Flex		273,000	100.0	4,045	0.66	14.82	13.80

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	93.5	57,141	9.29	12.71	11.12

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 12/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)	2009 Average Effective Rent Per Sq. Ft. ($) (c) (e)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	92	0.01	13.94	12.27
2 Warehouse Lane	1957	10,900	100.0	167	0.03	15.32	14.77
3 Warehouse Lane	1957	77,200	100.0	363	0.06	4.70	4.48
4 Warehouse Lane	1957	195,500	96.7	1,434	0.23	7.59	6.64
5 Warehouse Lane	1957	75,100	97.1	922	0.15	12.64	11.12
6 Warehouse Lane	1982	22,100	100.0	519	0.08	23.48	22.53

Total Industrial/Warehouse Properties		387,400	97.8	3,497	0.56	9.23	8.32

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	159	0.03	17.10	16.24
Yonkers
2 Executive Boulevard	1986	8,000	100.0	94	0.02	11.75	11.75

Total Retail Properties		17,300	100.0	253	0.05	14.62	14.16

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	173	0.03	--	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--	--

Total New York Land Leases		--	--	358	0.06	--	--

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
Capital Office Park Parcel A (f)	--	--	--	85	0.01	--	--

Total Maryland Land Leases		--	--	85	0.01	--	--

Total Land Leases		--	--	443	0.07	--	--

TOTAL PROPERTIES		30,946,453	90.1	615,839	100.00	22.51	19.72

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December, 2009 aggregating 64,672 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended December 31, 2009, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended December 31, 2009, divided by net rentable square feet leased at December 31, 2009.
(e)
Total base rent for 2009 minus total 2009 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP, divided by net rentable square feet leased at December 31, 2009.

(f)
As this property was acquired, placed in service or initially consolidated by the Company during the 12 months ended December 31, 2009, the amounts represented in 2009 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2009 average base rent per sq. ft. for this property have been calculated by taking 2009 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2009.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended December 31, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of December 31, 2009, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	3	14,137,802	2.2	526,023	1.8	(b)
Citigroup Global Markets, Inc.	2	11,309,837	1.7	348,003	1.2	(c)
DB Services New Jersey, Inc.	2	10,905,425	1.7	402,068	1.5	2017
Wyndham Worldwide Operations	2	9,170,108	1.5	395,983	1.4	(d)
United States of America-GSA	12	9,118,457	1.5	290,598	1.1	(e)
New Cingular Wireless PCS, LLC	3	8,995,940	1.4	405,530	1.5	(f)
Keystone Mercy Health Plan	2	8,867,108	1.4	303,149	1.1	2020
Prentice-Hall, Inc.	1	8,643,699	1.4	474,801	1.7	2014
Forest Research Institute, Inc.	1	8,271,398	1.3	215,659	0.8	2017
AT&T Corp.	2	7,934,132	1.3	395,528	1.4	(g)
ICAP Securities USA, LLC	1	6,236,408	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Daiichi Sankyo, Inc.	2	5,896,710	0.9	180,807	0.7	(h)
TD Ameritrade Online Holdings	1	5,830,626	0.9	184,222	0.7	2015
IBM Corporation	3	5,226,858	0.8	310,263	1.1	(i)
Credit Suisse (USA), Inc.	1	5,212,307	0.8	153,464	0.6	(j)
Allstate Insurance Company	8	5,080,600	0.8	213,236	0.8	(k)
Merrill Lynch Pierce Fenner	1	5,001,213	0.8	294,189	1.1	2017
Montefiore Medical Center	5	4,901,818	0.8	222,670	0.8	(l)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
KPMG, LLP	3	4,752,555	0.8	176,520	0.6	(m)
Samsung Electronics America	1	4,184,278	0.7	150,050	0.5	2010
J.H. Cohn, LLP	1	4,151,405	0.7	154,035	0.6	2020
Morgan Stanley Smith Barney	4	4,050,623	0.6	142,530	0.5	(n)
Vonage America, Inc.	1	4,011,000	0.6	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
Morgan Stanley & Co., Inc.	1	3,674,040	0.6	306,170	1.1	2013
Lehman Brothers Holdings, Inc.	1	3,611,421	0.6	135,190	0.5	(o)
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
Oppenheimer & Co., Inc.	1	3,269,465	0.5	118,871	0.4	(p)
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.3	2012
Shaw Facilities, Inc.	3	2,992,248	0.5	141,172	0.5	(q )
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
High Point Safety & Insurance	2	2,794,113	0.4	116,889	0.4	2020
HQ Global Workplaces, LLC	7	2,789,620	0.4	133,209	0.5	(r)
Tullett Prebon Holdings Corp.	1	2,787,758	0.4	113,041	0.4	(s)
Connell Foley, LLP	2	2,533,422	0.4	97,822	0.4	2015
AAA Mid-Atlantic, Inc.	2	2,529,519	0.4	129,784	0.5	(t)
Regus Business Centre Corp.	2	2,528,176	0.4	79,805	0.3	2011
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Movado Group, Inc	1	2,449,828	0.4	90,050	0.3	2013
Lowenstein Sandler, P.C.	1	2,417,586	0.4	98,677	0.4	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Sony BMG Music Entertainment	1	2,359,986	0.4	97,653	0.4	2014
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	(u)
UBS Financial Services, Inc.	3	2,209,326	0.4	82,092	0.3	(v)

Total		244,402,044	39.0	9,726,682	35.5

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual December, 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	394,849 square feet expire in 2012; 14,056 square feet expire in 2013; 117,118 square feet expire 2019.
(c)	330,900 square feet expired in 2010; 17,103 square feet expire in 2018.
(d)	145,983 square feet expire in 2011; 250,000 square feet expire in 2024.
(e)
11,825 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 65,438 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(f)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(g)	120,528 square feet expire in 2011; 275,000 square feet expire in 2014.
(h)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(i)	17,959 square feet expired in 2010; 248,399 square feet expire in 2012; 43,905 square feet expire in 2013.
(j)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(k)	41,207 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 5,348 square feet expire in 2015; 53,983 square feet expire in 2017.
(l)
5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019; 8,600 square feet expire in 2020.

(m)	77,381 square feet expire in 2012; 53,409 square feet expire in 2019; 45,730 square feet expire in 2020.
(n)	26,834 square feet expire in 2014; 29,654 square feet expire in 2015; 63,260 square feet expire in 2016; 22,782 square feet expire in 2018.
(o)	63,686 square feet expire in 2010; 71,504 square feet expire in 2012.
(p)	104,008 square feet expire in 2013; 14,863 square feet expire in 2017.
(q)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(r)
22,064 square feet expire in 2013; 22,279 square feet expire in 2015; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020; 14,724 square feet expire in 2021.

(s)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(t)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(u)	62,435 square feet expire in 2010; 35,000 square feet expire in 2014.
(v)	21,554 square feet expire in 2012; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning January 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	103	1,054,060	3.9	24,710,388	23.44	3.8
Central NJ	59	383,382	1.4	8,794,617	22.94	1.4
Westchester Co., NY	80	271,152	1.0	6,087,466	22.45	1.0
Manhattan	1	291,831	1.1	9,446,569	32.37	1.5
Sub. Philadelphia	33	171,702	0.6	2,514,743	14.65	0.4
Fairfield, CT	13	39,526	0.1	825,855	20.89	0.1
Washington, DC/MD	21	92,070	0.3	2,842,719	30.88	0.5
Rockland Co., NY	4	6,662	(d)	158,815	23.84	(d)
TOTAL – 2010	314	2,310,385	8.4	55,381,172	23.97	8.7

2011
Northern NJ	122	1,123,527	4.1	27,327,736	24.32	4.4
Central NJ	65	669,508	2.5	15,672,903	23.41	2.5
Westchester Co., NY	106	574,182	2.1	13,233,583	23.05	2.1
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	82	704,473	2.6	12,015,981	17.06	1.9
Fairfield, CT	17	172,527	0.6	3,654,603	21.18	0.6
Washington, DC/MD	17	81,571	0.3	2,291,001	28.09	0.4
Rockland Co., NY	5	7,673	(d)	196,165	25.57	(d)
TOTAL – 2011	414	3,333,461	12.2	74,391,972	23.32	11.9

2012
Northern NJ	114	1,582,542	5.8	43,274,720	27.35	6.9
Central NJ	50	471,488	1.7	10,594,652	22.47	1.7
Westchester Co., NY	86	454,386	1.7	9,371,609	20.62	1.5
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	53	390,112	1.4	5,930,190	15.20	1.0
Fairfield, CT	6	21,918	0.1	613,020	27.97	0.1
Washington, DC/MD	20	108,790	0.4	3,336,941	30.67	0.5
Rockland Co., NY	3	9,329	(d)	240,572	25.79	(d)
TOTAL – 2012	332	3,038,565	11.1	73,361,704	24.14	11.7

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)		Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2013	335	3,790,310	13.9		82,432,246	21.75	13.2

2014	276	2,847,201	10.4		62,565,633	21.97	10.0

2015	216	3,110,622	11.4		68,984,430	22.18	11.0

2016	105	1,432,346	5.2		31,076,532	21.70	5.0

2017	101	2,601,506	9.5		62,445,560	24.00	10.0

2018	61	990,128	3.6		23,698,940	23.94	3.8

2019	49	1,024,497	3.7		21,765,173	21.24	3.5

2020	45	974,583	3.6		22,536,407	23.12	3.6

2021 and thereafter	39	1,920,671	7.0		47,791,562	24.88	7.6
Total/
Weighted Average	2,287	27,374,275	(c) (e)	100.0	626,431,331	22.88	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2009 aggregating 64,672 square feet and representing annualized rent of $1,399,732 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	27,374,275
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	495,524
Square footage unleased	3,076,654
Total net rentable square footage (does not include land leases)	30,946,453

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	89	926,155	4.1	23,218,697	25.07	4.1
Central NJ	52	283,625	1.3	7,099,704	25.03	1.3
Westchester Co., NY	49	169,078	0.8	4,495,931	26.59	0.8
Manhattan	1	291,831	1.3	9,446,569	32.37	1.7
Sub. Philadelphia	21	71,977	0.3	1,740,307	24.18	0.3
Fairfield Co., CT	11	21,776	0.1	563,980	25.90	0.1
Washington, DC/MD	21	92,070	0.4	2,842,719	30.88	0.5
Rockland Co., NY	4	6,662	(d)	158,815	23.84	(d)
TOTAL – 2010	248	1,863,174	8.3	49,566,722	26.60	8.8

2011
Northern NJ	117	1,091,323	4.9	26,879,912	24.63	4.8
Central NJ	56	636,719	2.8	15,203,558	23.88	2.7
Westchester Co., NY	66	331,085	1.5	9,437,976	28.51	1.7
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	54	394,302	1.8	9,883,404	25.07	1.8
Fairfield Co., CT	15	99,477	0.4	2,884,203	28.99	0.5
Washington, DC/MD	17	81,571	0.4	2,291,001	28.09	0.4
Rockland Co., NY	5	7,673	(d)	196,165	25.57	(d)
TOTAL – 2011	330	2,642,150	11.8	66,776,219	25.27	11.9

2012
Northern NJ	102	1,496,163	6.6	42,011,688	28.08	7.4
Central NJ	44	424,080	1.9	10,033,323	23.66	1.8
Westchester Co., NY	49	178,115	0.8	4,784,910	26.86	0.9
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	36	173,232	0.8	4,188,477	24.18	0.8
Fairfield Co., CT	6	21,918	0.1	613,020	27.97	0.1
Washington, DC/MD	20	108,790	0.5	3,336,941	30.67	0.6
Rockland Co., NY	3	9,329	(d)	240,572	25.79	(d)
TOTAL – 2012	260	2,411,627	10.7	65,208,931	27.04	11.6

2013	253	2,911,768	12.9	69,988,369	24.04	12.5

2014	223	2,319,187	10.3	55,877,950	24.09	10.0

2015	182	2,831,075	12.6	65,695,399	23.21	11.7

2016	85	1,017,472	4.5	25,105,588	24.67	4.5

2017	82	2,400,683	10.7	59,195,449	24.66	10.5

2018	39	715,489	3.2	19,751,962	27.61	3.5

2019	34	680,750	3.0	16,806,721	24.69	3.0

2020	34	814,895	3.6	20,468,253	25.12	3.6

2021 and thereafter	37	1,886,665	8.4	47,165,624	25.00	8.4
Totals/Weighted Average	1,807	22,494,935 (c)	100.0	561,607,187	24.97	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring December 31, 2009 aggregating 53,806 square feet and representing annualized rent of $1,263,441 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2010, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2010 through 2012 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010 (c)
Northern NJ	14	127,905	2.7	1,491,691	11.66	2.6
Central NJ	7	99,757	2.2	1,694,913	16.99	2.8
Westchester Co., NY	30	97,124	2.2	1,502,435	15.47	2.5
Sub. Philadelphia	12	99,725	2.2	774,436	7.77	1.3
Fairfield Co., CT	2	17,750	0.4	261,875	14.75	0.4
TOTAL – 2010	65	442,261	9.7	5,725,350	12.95	9.6

2011
Northern NJ	5	32,204	0.8	447,824	13.91	0.7
Central NJ	9	32,789	0.7	469,345	14.31	0.8
Westchester Co., NY	38	223,697	5.0	3,567,007	15.95	5.9
Sub. Philadelphia	28	310,171	6.9	2,132,577	6.88	3.6
Fairfield Co., CT	2	73,050	1.6	770,400	10.55	1.3
TOTAL – 2011	82	671,911	15.0	7,387,153	10.99	12.3

2012
Northern NJ	12	86,379	1.9	1,263,032	14.62	2.1
Central NJ	6	47,408	1.1	561,329	11.84	0.9
Westchester Co., NY	36	269,633	6.0	4,513,681	16.74	7.5
Sub. Philadelphia	17	216,880	4.8	1,741,713	8.03	2.9
Fairfield Co., CT	-	-	-	-	-	-
TOTAL – 2012	71	620,300	13.8	8,079,755	13.03	13.4

2013	71	724,237	16.2	11,057,827	15.27	18.4

2014	49	488,169	10.9	5,883,973	12.05	9.8

2015	33	251,547	5.6	2,967,031	11.80	4.9

2016	18	279,792	6.2	4,451,272	15.91	7.4

2017	19	200,823	4.5	3,250,111	16.18	5.4

2018	21	266,639	6.0	3,698,928	13.87	6.2

2019	15	343,747	7.7	4,958,452	14.42	8.2

2020	11	159,688	3.6	2,068,154	12.95	3.4

2021 and thereafter	2	34,006	0.8	625,938	18.41	1.0
Totals/Weighted
Average	457	4,483,120	(c) 100.0	60,153,944	13.42	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring December 31, 2009 aggregating 10,866 square feet and representing annualized rent of $136,291 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	1	4,950	1.3	89,100	18.00	2.1

2011	2	19,400	5.1	228,600	11.78	5.4

2012	1	6,638	1.8	73,018	11.00	1.7

2013	11	154,305	40.7	1,386,050	8.98	32.6

2014	3	30,545	8.1	628,710	20.58	14.8

2015	1	28,000	7.4	322,000	11.50	7.6

2016	2	135,082	35.6	1,519,672	11.25	35.8
Totals/Weighted
Average	21	378,920	100.0	4,247,150	11.21	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2010, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	175,000	18.82	41.4

2018	1	8,000	46.2	248,050	31.01	58.6
Totals/Weighted
Average	2	17,300	100.0	423,050	24.45	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual December 2009 billings times 12.  For leases whose rent commences after January 1, 2010 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2009